UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2005
                                                           ---------------------

                              BARNES & NOBLE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-12302                                   06-1196501
--------------------------------------------------------------------------------
    (Commission File Number)                         (IRS Employer
                                                  Identification No.)

     122 Fifth Avenue, New York, NY                      10011
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                                 (212) 633-3300
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     On March 9, 2005, barnesandnoble.com llc ("B&N.com"), the internet retailing subsidiary of Barnes & Noble, Inc. (the "Company"), amended and restated its employment agreement with Marie Toulantis, B&N.com's Chief Executive Officer.

     The amended and restated agreement (the "Agreement") extends the term of her employment agreement from its current expiration date of October 31, 2005 through March 9, 2008, with automatic annual renewals thereafter unless either party gives notice of non-renewal at least six months prior to automatic renewal. The Agreement continues her current minimum annual salary of $600,000. It also provides for annual bonus compensation of up to 175% of annual base salary based on the achievement of targets established annually by the Compensation Committee of the Company's Board of Directors under the Company's 2004 Executive Performance Plan, and an option grant to purchase 50,000 shares of the Company's common stock, vesting in equal four year increments, if her bonus target for the Company's fiscal year ended January 29, 2005 is achieved. These options vest automatically in the event of a change of control, as defined.

     The Agreement also confirms the "retention" bonuses previously agreed to with Ms. Toulantis following the Company's May 27, 2004 acquisition of B&N.com by merger ($1,000,000 each on the first and second anniversaries of the merger, respectively, if she is continuously employed through such dates). The Agreement also continues the existing severance arrangement (a minimum of two times her most recent annual salary, bonus and benefit costs if her employment is terminated without cause, as defined) and change-of-control protections (a minimum of three times her most recent annual salary, bonus and benefit costs if, within two years of a change of control, her employment is terminated without cause or she resigns for good cause, as defined).

     The above summary is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 10.1 of this Form 8-K.

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

          10.1 Employment Agreement, dated as of March 9, 2005, between barnesandnoble.com llc and Marie Toulantis

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARNES & NOBLE, INC.
                                         (Registrant)


                                         By: /s/ Joseph J. Lombardi
                                             ---------------------------------
                                             Joseph J. Lombardi
                                             Chief Financial Officer

Date:  March 15, 2005

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

10.1 Employment Agreement, dated as of March 9, 2005, between barnesandnoble.com llc and Marie Toulantis